[BANCO POPULAR LETTERHEAD]


                                                                    NEWS RELEASE


                                                                   Exhibit 99(b)


BANCO POPULAR AND ROIG COMMERCIAL BANK MERGER TAKES PLACE

        The merger between Banco Popular and the Roig Commercial Bank is effective today, June 30th, 1997.

        As part of the business transaction between the merged entities, the employees of the Roig Commercial Bank are now part of Banco Popular's human resources.

        The clients of the Roig Commercial Bank and Banco Popular will continue conducting all bank transactions in their respective banks until September 12, when the system conversion will be concluded.

                                     ***